UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

ESGEN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40927	98-1601409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 1400 Dallas, TX	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 987-6100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ESACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ESAC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ESACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On April 19, 2023, ESGEN Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“ESGEN”), ESGEN OpCo, LLC, a Delaware limited liability company and wholly-owned subsidiary of ESGEN (“OpCo”), Sunergy Renewables, LLC, a Nevada limited liability company (“Sunergy”), the Sunergy equityholders set forth on the signature pages thereto (collectively, “Sellers” and each, a “Seller”, and collectively with Sunergy, the “Sunergy Parties”), for limited purposes, ESGEN LLC, a Delaware limited liability company (the “Sponsor”), and for limited purposes, Timothy Bridgewater, an individual, in his capacity as the Sellers Representative, entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”).

The Business Combination

The Business Combination Agreement and the transactions contemplated thereby (collectively, the “Business Combination”) were unanimously approved by the board of directors of ESGEN and the board of managers of Sunergy. The Business Combination Agreement provides for, among other things, the following transactions:

(i)

following any Public Share Redemptions (as defined below) of Class A ordinary shares, par value $0.0001 per share, of ESGEN (each, an “ESGEN Class A Ordinary Share”), each outstanding Class B ordinary share, par value $0.0001 per share, of ESGEN (each, an “ESGEN Class B Ordinary Share”) will convert into one ESGEN Class A Ordinary Share (the “ESGEN Share Conversion”); provided, that if the holders of ESGEN Class B Ordinary Shares are required to forfeit any ESGEN Class B Ordinary Shares pursuant to the Business Combination Agreement, then the number of ESGEN Class B Ordinary Shares otherwise deliverable to the holders of ESGEN Class B Ordinary Shares pursuant to the ESGEN Share Conversion shall be reduced (pro rata between the holders of ESGEN Class B Ordinary Shares) by an amount equal to such forfeited ESGEN Class B Ordinary Shares;

(ii)

subject to prior receipt of the requisite approval of the shareholders of ESGEN as contemplated in the Business Combination Agreement, ESGEN will change the jurisdiction of its incorporation by deregistering as an exempted company in the Cayman Islands and domesticating to, and continuing as a corporation incorporated under the laws of, the State of Delaware (the “Domestication”) and, in connection with the Domestication, the following will occur: (A) each outstanding ESGEN Class A Ordinary Share will become one share of Class A common stock, par value $0.0001 per share, of ESGEN (the “ESGEN Class A Common Stock”), (B) each outstanding warrant to purchase one ESGEN Class A Ordinary Share (each, an “ESGEN Warrant”) will become a warrant to purchase one share of ESGEN Class A Common Stock at an exercise price of $11.50 per share and (C) ESGEN will file its certificate of incorporation substantially in the form attached to the Business Combination Agreement as Exhibit F (the “ESGEN Certificate of Incorporation”) and will adopt bylaws substantially in the form attached to the Business Combination Agreement as Exhibit G to serve as its governing documents upon consummation of the Domestication. In connection with the ESGEN Share Conversion and the Domestication, each issued and outstanding unit of ESGEN, each consisting of ESGEN Class A Ordinary Share and one-half of one warrant to purchase one ESGEN Class A Ordinary Share (each, an “ESGEN Unit”), that has not been previously separated into the underlying ESGEN Class A Ordinary Shares and underlying ESGEN Warrants prior to the Domestication will be cancelled and will entitle the holder thereof to (x) one share of ESGEN Class A Common Stock and (y) one-half of one warrant representing the right to purchase one share of ESGEN Class A Common Stock at an exercise price of $11.50 per share on the terms and subject to the conditions applicable to ESGEN Warrants set forth in the Warrant Agreement, dated as of October 22, 2021, between ESGEN and Continental Stock Transfer & Trust Company (the “Trustee”);

(iii)	ESGEN will cause the Private Placements (as defined below) to be consummated in accordance with the terms of the applicable Financing Agreements (as defined below);

(iv)

Sunergy will cause all holders of any options, warrants or rights to subscribe for or purchase any equity interests of Sunergy or its subsidiaries or securities (including debt securities) convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire, any equity interests of Sunergy or any subsidiary thereof (collectively, the “Sunergy Convertible Interests”) existing immediately prior to the closing of the Business Combination (the “Closing”) either to exchange or convert all such holder’s Sunergy Convertible Interests into limited liability interests of Sunergy (the “Sunergy Company Interests”) in accordance with the governing documents of Sunergy or the Sunergy Convertible Interests (collectively, the “Sunergy Exchanges”);

(v)(x) ESGEN will contribute to OpCo (1) all of its assets (excluding its interests in OpCo, but including the amount of cash in the trust account established by ESGEN with the proceeds from its initial public offering (the “Trust Account”) as of immediately prior to the Closing (after giving effect to the exercise of redemption rights by any ESGEN shareholders pursuant to the ESGEN amended and restated memorandum and articles of association, as amended (the “Public Share Redemption”)), and (2) a number of newly issued shares of Class V common stock of ESGEN, par value $0.0001 per share, which will generally have only voting rights (the “ESGEN Class V Common Stock”), equal to the number of Seller OpCo Units (as defined in the Business Combination Agreement and further described below) (the “Seller Class V Shares”) and (y) in exchange, OpCo shall issue to ESGEN (i) a number of common units of OpCo (the “OpCo Units”) which shall equal the number of total shares of ESGEN Class A Common Stock issued and outstanding immediately after the Closing and (ii) a number of warrants to purchase OpCo Units which shall equal the number of SPAC Warrants issued and outstanding immediately after the Closing (the transactions in this clause (v), the “ESGEN Contribution”); and

(vi) immediately following the ESGEN Contribution, (x) the Sellers will contribute to OpCo the Sunergy Company Interests and (y) in exchange therefor, OpCo will transfer to the Sellers the Seller OpCo Units and the Seller Class V Shares.

The number of Seller OpCo Units to be issued in the ESGEN Contribution will equal that number of OpCo Units with a value (valuing each OpCo Unit equal to $10.00) equal to (i) $410,000,000, plus (ii) the amount (if any) of any financing contemplated by the Financing Agreements that is equity financing for equity of Sunergy or Sunergy Convertible Interests and is converted to Sunergy Company Interests as part of the Sunergy Exchanges, minus (iii) any Sunergy Recapitalization Debt (as defined below).

Representations and Warranties; Covenants

The Business Combination Agreement contains representations and warranties of certain of the parties thereto customary for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

Between the entry into the Business Combination Agreement and the Closing, Sunergy may, with ESGEN’s consent, incur debt financing and distribute such proceeds to the Sellers or redeem Sunergy Company Interests with proceeds thereof (“Sunergy Recapitalization Debt”), subject to certain limitations set forth in the Business Combination Agreement.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates, as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. ESGEN does not believe that these schedules contain information that is material to an investment decision.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants customary for transactions of this type, including, among others, covenants with respect to the conduct and operations of ESGEN, Sunergy and its subsidiaries during the period between signing the Business Combination Agreement and the Closing. ESGEN has also agreed to take all action within its power as may be necessary or appropriate such that, immediately after the Closing, the ESGEN board of directors will consist of seven directors, six of whom will be designated by Sunergy and one of whom will be designated by the Sponsor (with three of such Sunergy designees meeting the requirements for audit committee service pursuant to the listing rules of the Nasdaq Stock Market LLC

(“Nasdaq”), Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Sarbanes-Oxley Act of 2002, as amended. Each of the parties to the Business Combination Agreement has also agreed to use its respective reasonable best efforts to cause the Business Combination to be consummated after the date of the execution of the Business Combination Agreement.

Conditions to Each Party’s Obligations

The obligation of ESGEN, the Sunergy Parties and OpCo to consummate the Business Combination is subject to certain customary closing conditions, including, but not limited to, (i) the absence of any order, law or other legal restraint or prohibition enacted, issued or promulgated by any court of competent jurisdiction or other governmental entity of competent jurisdiction having the effect of making the Business Combination illegal or otherwise prohibiting the consummation of the Business Combination, (ii) the termination or expiration of any applicable waiting period applicable to the consummation of the Business Combination under the Hart-Scott-Rodino Act, (iii) the effectiveness of the Registration Statement on Form S-4 (the “Registration Statement”) in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), registering the ESGEN Class A Common Stock to be issued in connection with the Business Combination Agreement, (iv) receipt of the required approvals of ESGEN’s shareholders at a meeting of the shareholders of ESGEN in connection with the Business Combination (the “Shareholders’ Meeting”), (v) the ESGEN Class A Common Stock to be issued in connection with the Business Combination immediately after Closing shall be listed on Nasdaq and ESGEN will be able to satisfy any continued listing requirements of Nasdaq immediately after Closing, (vi) if the ESGEN shareholders do not approve the Redemption Limitation Amendment (as defined in the Business Combination Agreement), ESGEN having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining immediately after any holders of the ESGEN Class A Ordinary Shares exercise their redemption rights, (vii) the members of the post-Business Combination ESGEN board of directors shall have been elected or appointed in accordance with the Business Combination Agreement and (viii) the aggregate transaction proceeds, including from the Trust Account after giving effect to the Public Share Redemption and the proceeds resulting from the Initial PIPE Investment (as defined below) and any financing agreements executed in furtherance of the Business Combination Agreement, shall be greater or equal to $20.0 million.

The obligation of ESGEN and OpCo to consummate the Business Combination is further conditioned upon (i) the accuracy (within specified thresholds) as of the Closing of the Sunergy Parties’ representations and warranties and material compliance by the Sunergy Parties with their respective covenants and (ii) the absence of a material adverse effect on Sunergy since the date of the Business Combination Agreement that is continuing and uncured.

Additionally, the obligations of the Sunergy Parties to consummate the Business Combination are further conditioned upon (i) the accuracy (within specified thresholds) as of the Closing of ESGEN’s and OpCo’s respective representations and warranties and material compliance by ESGEN and OpCo with its respective covenants, (ii) the absence of a material adverse effect on ESGEN since the date of the Business Combination Agreement that is continuing and uncured, (iii) ESGEN having arranged with the Trustee to have the funds remaining in the Trust Account released to it as of the Closing, and all such funds released being available for immediate use for any payment obligations arising from the Public Share Redemption and other required expenses and (iv) occurrence of the ESGEN Share Conversion, the Domestication and the Public Share Redemption and the consummation of the Private Placements (as defined below).

Termination

The Business Combination Agreement may be terminated under certain limited circumstances prior to the closing of the Business Combination, including (i) by mutual written consent of ESGEN and Sunergy, (ii) by ESGEN, on the one hand, or Sunergy, on the other hand, as a result of certain breaches of the Business Combination Agreement that remain uncured after any applicable cure period, (iii) subject to certain limited exceptions, by either ESGEN or Sunergy if the Closing has not occurred by October 22, 2023 (provided, that if ESGEN seeks and obtains shareholder approval to extend its deadline to consummate a business combination past October 22, 2023, then the outside date for the Business Combination Agreement will automatically be extended for one or more additional periods up to an additional three months (or, if sooner, the last day for ESGEN to consummate a business combination pursuant to such extension)), (iv) by either ESGEN or Sunergy if certain required approvals are not obtained from ESGEN’s shareholders after the Shareholders’ Meeting has been held and the shareholders have duly voted, (v) by either ESGEN or Sunergy if any governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any final and nonappealable injunction, order, decree or ruling making the consummation of the Business Combination illegal or otherwise preventing or prohibiting the consummation of the Business Combination, (vi) by Sunergy, if the ESGEN Class A Ordinary Shares become delisted from Nasdaq and are not relisted on Nasdaq (or another national securities exchange mutually agreed to by ESGEN and Sunergy) within thirty days after such delisting, (vii) by Sunergy, if the board of directors of ESGEN changes, withdraws, qualifies or modifies, or publicly proposes to change, withdraw, qualify or modify, the recommendation of the board of directors of ESGEN to approve certain required approvals pursuant to the exercise of its fiduciary duties, and (viii) by Sunergy, upon the liquidation (or public announcement thereof) of the Trust Account if ESGEN fails in connection with any extension of its deadline to consummate a business combination to timely pay any amounts required to be deposited into the Trust Account in accordance with the terms of ESGEN’s organizational documents.

If the Business Combination Agreement is terminated, none of the parties to the Business Combination Agreement will have any liability under the Business Combination Agreement, except in the case of Fraud (as defined in the Business Combination Agreement) or willful and material breach of any covenant or agreement in the Business Combination Agreement and for customary obligations that survive the termination thereof (such as confidentiality obligations).

Payment of Transaction Expenses

Generally, all expenses incurred in connection with the Business Combination Agreement will be paid by the party incurring such expenses. If the Closing does occur, ESGEN will pay all accrued and unpaid transaction expenses of ESGEN and Sunergy and will retain any remaining aggregate transaction proceeds on the balance sheet of OpCo or Sunergy. If such accrued and unpaid expenses, excluding any existing loans to ESGEN from the Sponsor or other affiliates (“Affiliate Loans”), exceed $15 million, then the Sponsor and all other holders of ESGEN Class B Ordinary Shares, including the current independent directors of ESGEN, will forfeit a pro rata number of ESGEN Class B Ordinary Shares (each with a value of $10.00 per ESGEN Class B Ordinary Share) with an aggregate value equal to (i) the amount by which the total accrued and unpaid expenses exceeds $15 million, minus (ii) (x) $1.5 million in Affiliate Loans, if the aggregate amount of Affiliate Loans is equal to or in excess of $1.5 million, or (y) the amount of Affiliate Loans, if the aggregate amount of Affiliate Loans is less than $1.5 million (such difference between (i) and (ii), the “Sponsor Covered Expenses”). The Sponsor Covered Expenses will be reduced to the extent that transaction expenses attributable to Sunergy exceed $5 million by the amount such Sunergy expenses exceed $5 million.

Incentive Equity Plan

Prior to the effectiveness of the Registration Statement, the board of directors of ESGEN will approve and adopt an equity incentive plan (the “Incentive Equity Plan”) in the form mutually agreed upon by Sunergy and ESGEN to be effective as of one day prior to the Closing Date. The Incentive Equity Plan will provide for an initial share reserve of 8% of the number of shares of ESGEN Class A Common Stock outstanding following the Closing.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K (“Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination is expected to close in the fourth quarter of 2023, following the receipt of the required approvals by ESGEN’s shareholders and the fulfillment of other customary closing conditions.

A&R LLC Agreement of OpCo

Following the Business Combination, ESGEN will be organized in an “Up-C” structure, such that Sunergy and the subsidiaries of Sunergy will hold and operate substantially all of the assets and business of ESGEN, and ESGEN will be a publicly listed holding company that will hold a certain amount of equity interests in OpCo, which will hold all of the equity interests in Sunergy. Until any Redemptions (as described below), the Sellers will generally hold the remainder of the equity interests of OpCo through their ownership of the Seller OpCo Units. At the Closing, OpCo will amend and restate its limited liability company agreement (as amended, the “OpCo A&R LLC Agreement”) in its entirety to, among other things, provide the right of a holder of Seller OpCo Units (subject to certain terms and conditions set forth in the OpCo A&R LLC Agreement) to cause OpCo to redeem one or more of such Seller OpCo Units for shares of ESGEN Class A Common Stock on a one-for-one basis (subject to adjustment in certain cases), together with the cancellation of an equal number of Seller Class V Shares, as set forth in the OpCo A&R LLC Agreement and the ESGEN Certificate of Incorporation (each, a “Redemption”). The OpCo A&R LLC Agreement will also provide for mandatory Redemptions in certain limited circumstances, including in connection with certain changes of control.

The form of the OpCo A&R LLC Agreement is filed with this Current Report as Exhibit H to the Business Combination Agreement, which is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the OpCo A&R LLC Agreement is qualified in its entirety by reference thereto.

Tax Receivable Agreement

Concurrently with the Closing, ESGEN will enter into the tax receivable agreement (the “Tax Receivable Agreement”) with the Sellers (in such capacity, the “TRA Holders”). Pursuant to the Tax Receivable Agreement, ESGEN will be required to pay the TRA Holders 85% of the amount of net tax benefit, if any, in U.S. federal, state and local income tax that ESGEN actually realizes (computed using certain simplifying assumptions) as a result of the increases in tax basis and certain other tax benefits related to any exchanges of Seller OpCo Units (together with an equal number of such TRA Holder’s Seller Class V Shares) for ESGEN Class A Common Stock.

The form of the Tax Receivable Agreement is filed with this Current Report as Exhibit D to the Business Combination Agreement, which is filed with this Current Report as Exhibit 2.1, and the foregoing description of the Tax Receivable Agreement is qualified in its entirety by reference thereto.

Amendment to Letter Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, the independent directors of the board of directors of ESGEN and one or more client accounts of Westwood Group Holdings, Inc. (successor to Salient Capital Advisors, LLC) (collectively, the “Insiders”) entered into an amendment (the “Amendment to the Letter Agreement”) to that certain Letter Agreement, dated as of October 22, 2021, by and between the Sponsor and the Insiders, pursuant to which, among other things, each Insider and the Sponsor agreed (i) not to transfer his, her or its ESGEN Class B Ordinary Shares (or the ESGEN Class A Common Stock issuable in exchange for such ESGEN Class B Ordinary Shares pursuant to the Business Combination Agreement) prior to the earlier of (A) six months after the Closing or (B) subsequent to the Closing (x) if the last sale price of the ESGEN Class A Common Stock quoted on Nasdaq is greater than or equal to $12 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-consecutive trading day period commencing at least 90 days after Closing (the “Early Lock-Up Termination”), or (y) the date on which ESGEN completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their ESGEN Class A Ordinary Shares (including any shares of ESGEN Class A Common Stock issuable in exchange for such ESGEN Class A Ordinary Shares) for cash, securities or other property and (ii) each Insider and the Sponsor agreed to waive any adjustment to the conversion ratio set forth in the governing documents of ESGEN with respect to the ESGEN Class B Ordinary Shares prior to the earlier of the ESGEN Share Conversion or the Closing.

A copy of the Amendment to the Letter Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment to the Letter Agreement is qualified in its entirety by reference thereto.

Private Placements

Concurrently with the execution of the Business Combination Agreement, ESGEN entered into a subscription agreement (the “Initial Subscription Agreement”) with Sponsor. Pursuant to the Initial Subscription Agreement, Sponsor agreed to subscribe for and purchase, and ESGEN agreed to issue and sell to Sponsor, concurrently with the Closing, an aggregate of 1,000,000 shares of ESGEN Class A Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $10,000,000 (the “Initial PIPE Investment”).

The closing of the Initial PIPE Investment is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Initial Subscription Agreement provides that ESGEN will grant Sponsor certain customary registration rights.

In addition to the Initial PIPE Investment, under the Business Combination Agreement, ESGEN and Sunergy have agreed to use their reasonable best efforts to identify other investors to enter into equity financing agreements (the “Additional Financing Agreements” and, together with the Initial Subscription Agreement, the “Financing Agreements”), in form and substance reasonably acceptable to ESGEN and Sunergy, to support the transaction (such equity financing under the Financing Agreements, collectively, herein referred to as the “Private Placements”).

A copy of the Initial Subscription Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Initial Subscription Agreement is qualified in its entirety by reference thereto.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, that certain Registration and Shareholder Rights Agreement, dated October 22, 2021 (the “IPO Registration Rights Agreement”) will be amended and restated and certain shareholders of ESGEN prior to the Closing (the “Initial Holders”), certain of the Sellers and certain other stockholders receiving ESGEN Class A Common Stock, OpCo Units and ESGEN Class V Common Stock pursuant to the Business Combination (collectively with the Initial Holders, the “Registration Rights Holders”) will enter into an amended and restated IPO Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”).

Pursuant to the Amended and Restated Registration Rights Agreement, ESGEN will agree that, within 30 calendar days after the Closing, ESGEN will use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) (at ESGEN’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Registration Rights Holders (the “Resale Registration Statement”), and ESGEN will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the Registration Rights Holders can demand ESGEN’s assistance with underwritten offerings and block trades, subject to certain limitations such as size and value thresholds and customary underwriter cutbacks and issuer blackout periods, and the Registration Rights Holders will also be entitled to certain customary piggyback registration rights.

The form of the Amended and Restated Registration Rights Agreement is filed with this Current Report as Exhibit A to the Business Combination Agreement, which is filed with this Current Report as Exhibit 2.1, and the foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreement

Concurrently with the Closing, certain of the Sellers (the “Lock-Up Sellers”) will enter into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which each of the Lock-Up Sellers will agree not to transfer its Seller OpCo Units and corresponding Seller Class V Shares received in connection with the Business Combination until the earlier of (i) six months after the Closing and (ii) subsequent to the Closing, (x) satisfaction of the Early Lock-Up Termination or (y) the date on which ESGEN completes a PubCo Sale (as defined in the Lock-Up Agreement).

The form of the Lock-Up Agreement is filed with this Current Report as Exhibit I to the Business Combination Agreement, which is filed with this Current Report as Exhibit 2.1, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The shares of ESGEN Class A Common Stock to be offered and sold in connection with the Initial PIPE Investment and the ESGEN Class V Common Stock issued in connection with the Business Combination have not been and will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

A copy of the investor presentation relating to the Business Combination is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of ESGEN under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Important Information and Where to Find It

In connection with the Business Combination, ESGEN intends to file the Registration Statement that includes a preliminary proxy statement/prospectus of ESGEN, and after the Registration Statement is declared effective, ESGEN will mail a definitive proxy statement/prospectus relating to the Business Combination to ESGEN’s shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of ESGEN’s shareholders to be held to approve the Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. ESGEN may also file other documents with the SEC regarding the Business Combination. ESGEN shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about ESGEN, Sunergy and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to ESGEN shareholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by ESGEN through the website maintained by the SEC at www.sec.gov, or by directing a request to: ESGEN Acquisition Corporation, 5956 Sherry Lane, Suite 1400, Dallas, TX 75225.

Participants in the Solicitation

ESGEN and Sunergy and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ESGEN’s shareholders in connection with the Business Combination. Information about ESGEN’s directors and executive officers and their ownership of ESGEN’s securities is set forth in ESGEN’s filings with the SEC. To the extent that holdings of ESGEN’s securities by ESGEN’s directors and executive officers have changed since the amounts printed in ESGEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the SEC on March 31, 2023 (the “Annual Report”), such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Registration Statement, including the preliminary and definitive proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

Certain statements included in this Current Report may be considered forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events or ESGEN’s or Sunergy’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements include, among others, statements about ESGEN’s and Sunergy’s ability to effectuate the Business Combination; the benefits of the Business Combination; the future financial performance of the combined company following the Business Combination; changes in ESGEN’s or Sunergy’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds prior to the Closing and plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing ESGEN’s or Sunergy’s views as of any subsequent date, and none of ESGEN or Sunergy undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, ESGEN’s and Sunergy’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal proceedings that may be instituted against ESGEN, Sunergy or others following announcement of the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain the approval of ESGEN shareholders; (v) the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; (vi) the combined company’s ability to obtain the listing of its common stock and warrants on the Nasdaq following the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Sunergy as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination; (x) the amount of any redemptions by public shareholders of ESGEN being greater than expected; (xi) the management and board composition of the combined company following the Business Combination; (xii) limited liquidity and trading of the combined company’s securities; (xiii) the use of proceeds not held in the Trust Account or available from interest income on the balance of the Trust Account; (xiv) geopolitical risk and changes in applicable laws or regulations; (xv) the possibility that ESGEN, Sunergy or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xvi) operational risk; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Sunergy’s resources; (xviii) the risks that the consummation of the Business Combination is substantially delayed or does not occur; and (xix) other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by ESGEN with the SEC and those included under the heading “Risk Factors” in the Annual Report and in its subsequent periodic reports and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by ESGEN, Sunergy, their respective directors, officers or employees or any other person that ESGEN and Sunergy will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of ESGEN and Sunergy as of the date of this Current Report. Subsequent events and developments may cause that view to change. However, while ESGEN and Sunergy may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of ESGEN or Sunergy as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report relates to a proposed business combination between ESGEN and Sunergy and does not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction, and shall not constitute an offer to sell or exchange or a solicitation of an offer to buy any securities of ESGEN (prior to or upon consummation of the Business Combination) or Sunergy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of April 19, 2023, by and among ESGEN, Sunergy, the Sellers, OpCo, the Sponsor and Timothy Bridgewater

10.1	Amendment to Letter Agreement, dated as of April 19, 2023, by and among ESGEN, the Sponsor and the Insiders party thereto.

10.2	Initial Subscription Agreement, dated as of April 19, 2023, by and between ESGEN and the Sponsor.

99.1	Investor Presentation, dated April 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2023

ESGEN ACQUISITION CORPORATION

By:	/s/ Andrea Bernatova
Name:	Andrea Bernatova
Title:	Chief Executive Officer